CONSENT OF INDEPENDENT AUDITORS'




The Board of Directors
Insilco Corporation:

We consent to the use of our audit report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/ KPMG LLP
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Columbus, Ohio
May 8, 2000